FIRST ADDENDUM TO THE REVOLVING CREDIT FACILITY AGREEMENT

entered into between

DRDGOLD LIMITED

(Registration No. 1895/000926/06)

a public company incorporated in accordance with the laws of South Africa

and

ERGO MINING PROPRIETARY LIMITED

(Registration No. 2007/004886/07)

a private company incorporated in accordance with the laws of South Africa

and

FAR WEST GOLD RECOVERIES PROPRIETARY LIMITED

(Registration No. 2017/449061/07)

a private company incorporated in accordance with the laws of South Africa

and

ABSA BANK LIMITED

(acting through its Corporate Investment Banking division)

(Registration No. 1986/004794/06)

a public company incorporated in accordance with the laws of South Africa

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THIS ADDENDUM is entered into:

BETWEEN:

(A)          DRDGOLD LIMITED (Registration No. 1895/000926/06), a public company duly registered and incorporated in accordance with the laws of South Africa, as borrower (the "Borrower");

(B)          ERGO MINING PROPRIETARY LIMITED (Registration No. 2007/004886/07), a private company duly registered and incorporated in accordance with the laws of South Africa, as original obligor ("Ergo");

(C)          FAR WEST GOLD RECOVERIES PROPRIETARY LIMITED (Registration No. 2017/449061/07), a private company duly registered and incorporated in accordance with the laws of South Africa, as additional guarantor ("Far West"); and

(D)          ABSA BANK LIMITED (acting through its Corporate Investment Banking division) (Company No. 1986/004794/06), a public company duly registered and incorporated in accordance with the laws of the Republic of South Africa, as mandated lead arranger, hedge provider and original lender (the "Lender").

WHEREAS:

(1)           By way of a revolving credit facility agreement (the "Revolving Credit Facility Agreement") entered into on or about 1 August 2018 between, inter alios, the Lender (as mandated lead arranger, hedge provider and original lender) and the Borrower (as borrower), in terms of which the Lender agreed to make a revolving credit facility available to the Borrower, all on the terms and conditions contained therein.

(2)           The Parties have agreed to amend the Revolving Credit Facility Agreement, all on the terms and conditions contained herein.

IT IS AGREED:

1.             DEFINITIONS

In this Addendum (as defined below), unless the context otherwise requires, capitalised terms and expressions not otherwise defined shall bear the meanings given to them in the Revolving Credit Facility Agreement. For the purposes of this Addendum –

1.1.         "Addendum" means this first addendum to the Revolving Credit Facility Agreement as it may be amended, replaced or novated from time to time;

1.2.         "Conditions Precedent" means the conditions precedent in clause 2 hereof;

1.3.         "Effective Date" means the date on which the Conditions Precedent are fulfilled to the satisfaction of the Lender;

1.4.         "Parties" means the parties to this Addendum; and

1.5.         "Relevant Party" means the Borrower, Ergo and Far West.

2.             ADDENDUM CONDITIONS PRECEDENT

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This Addendum is subject to the following Conditions Precedent being fulfilled (each in form and substance satisfactory to the Lender) namely:

2.1.         the Addendum has been duly executed by the parties thereto and has become unconditional in accordance with its terms (save for any condition requiring this Addendum to become unconditional);

2.2.         the Lender has received:

2.2.1.              a copy of a resolution of the board of directors, trustees, prescribed officers, as the case may be, of each Relevant Party approving the entry into and performance by such Relevant Party of the Addendum and giving specified officials of such party the power to approve the execution of the Addendum (and all documents required to be delivered thereunder) and to perform all acts required of such party thereunder and in order to render the same unconditional;

2.2.2.              to the extent required by the Companies Act or other applicable law, and with reference to the constitutional documents of a Relevant Party, a copy of a resolution duly passed by the holders of the issued shares of that Relevant Party, approving the terms of, and the transactions contemplated by, the Addendum;

2.2.3.              any other Authorisation or other document, opinion or assurance which the Lender may in its sole or absolute discretion require.

3.             CONFLICT WITH THE REVOLVING CREDIT FACILITY AGREEMENT

If there is any conflict between the provisions of this Addendum and the provisions of the Revolving Credit Facility Agreement at any time, the provisions of this Addendum shall prevail.

4.             AMENDMENT TO THE REVOLVING CREDIT FACILITIES AGREEMENT

With effect from the Effective Date, the Revolving Credit Facility Agreement is hereby amended by:

4.1.         the insertion of the following new clause 1.1.1A after the existing clause 1.1.1:

"1.1.1A              "Absa Guarantee" means the guarantee issued by the Lender to City of Ekurhuleni Metropolitan Municipality (previously known as Ekurhuleni Metropolitan Municipality (the “Beneficiary” and/or “EMM”) in terms of which the Lender guarantees the due and punctual payment by Ergo, all on the terms and conditions contained therein;";

4.2.         the insertion of the following new clause 1.1.3A after the existing clause 1.1.3:

"1.1.3A              "Addendum" means the first addendum to this Agreement entered into between, inter alios, the Lender and the Borrower as it may be amended, replaced or novated from time to time;";

4.3.         the insertion of the following new clause 1.1.15A after the existing clause 1.1.15:

"1.1.15A            "Cash Cover Amount" means, the Guarantee Exposure Amount, which amount shall not exceed the Maximum Guaranteed Sum";

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4.4.         the insertion of the following new clause 1.1.15A after the new clause 1.1.15B:

"1.1.15B            "Cash Cover Payment Deposit Account" means an interest-bearing account in the name of the Borrower held with the Lender which becomes the subject of Security in accordance with the provisions of this Agreement;";

4.5.         the deletion of clause 1.1.42 in its entirety and the replacement thereof with the following new clause 1.1.42:

"1.1.42               "Finance Document" means this Agreement, the Absa Guarantee, any Fee Letter, any Subordination Agreement, any Facility Letter, any Accession Letter, the Further Rights Letter, the each Security Document, each Utilisation Request, the Guarantee Request, any Hedging Agreement, any Transfer Certificate and each Compliance Certificate and any other document designated as such by the Lender and the Borrower;";

4.6.         the insertion of the following new clause 1.1.50A after the existing clause 1.1.50:

"1.1.50A             "Guarantee Availability Period" means the period commencing on the Effective Date and terminating on 31 December 2018;"

4.7.         the insertion of the following new clause 1.1.50B after the new clause 1.1.50A:

"1.1.50B             "Guarantee Issue Date" means the date during the Guarantee Availability Period on which the Absa Guarantee is issued by the Lender in favour of the Beneficiary;"

4.8.         the insertion of the following new clause 1.1.50C after the new clause 1.1.50B:

"1.1.50C             "Guarantee Request" means the notice substantially in the form set out in Part II of Schedule 3 (Guarantee Request);"

4.9.         the insertion of the following new clause 1.1.71A after the existing clause 1.1.71:

"1.1.94A             "Maximum Guaranteed Sum" means ZAR125 000 000 (one hundred and twenty five million Rand);"

4.10.      the insertion of the following new clause 1.2A after the existing clause 1.2:

"1.2A      The Borrower providing "Cash Cover" for the Absa Guarantee means the Borrower paying in ZAR an amount equal to the Cash Cover Amount into the Cash Cover Payment Deposit Account or such other account as the Lender may designate in writing and the following conditions being met:

1.2A.1              until no amount is or may be outstanding under the Absa Guarantee, no withdrawals may be made from the Cash Cover Payment Deposit Account (or any other account into which Cash Cover is paid) save that the Lender shall be entitled from time to time to apply amounts standing to the credit of the Cash Cover Payment Deposit Account (or any other account into which Cash Cover is paid) against amounts due but unpaid by the Borrower to the Lender under the Finance Documents, provided should the Lender apply any such amount as aforesaid the Lender shall notify the Borrower in writing thereof and the Borrower

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shall become obliged to pay, on first demand by the Lender, into the Cash Cover Payment Deposit Account an amount (in the currency in which the Cash Cover was provided) equal to the amount so applied by the Lender and the failure by the Borrower to make such payment immediately following such demand shall be an Event of Default; and

1.2A.2                 if required by the Lender, the Borrower has executed a security document over that account, in form and substance satisfactory to the Lender, creating a security interest over the Cash Cover Payment Deposit Account (or such other account into which the Cash Cover has been paid)."

4.11.      the deletion of clause 3.1 in its entirety and the replacement thereof with the following new clause 3.1:

"3.1      Purpose

"3.1.1                A portion of the Facility shall be utilised by the Borrower for the purpose of:

3.1.1.1              funding the capital expenditure for the Phase 1 of the West Rand Tailing Retreatment Project;

3.1.1.2              the Group working capital requirements; and

3.1.2                 A portion of the Facility, not exceeding the Maximum Guarantee Sum, shall be used to facilitate the issue of the Absa Guarantee to the Beneficiary and effect payment of any amounts demanded by the Beneficiary thereunder."

4.12.      the insertion of the following new clause 4.1A after the existing clause 4.1:

"4.1A            Initial conditions precedent to Absa Guarantee

The Borrower may not deliver a Guarantee Request unless the Lender has received all of the documents and other evidence listed in clause 2 (Addendum conditions precedent) in form and substance satisfactory to the Lender.  The Lender shall notify the Borrower promptly upon being so satisfied."

4.13.      the insertion of the following new clause 4.2A after the existing clause 4.2:

"4.2A            Absa Guarantee Further conditions precedent

The Lender will only be obliged to issue the Guarantee if on the date of the Guarantee Request and on the proposed Guarantee Issue Date:

4.2A.1        no Default has occurred and is continuing; and

4.2A.4        the Repeating Representations to be made by each Obligor are true in all material respects."

4.14.      the insertion of the following words in clause 4.3.2:

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"or clause 4.1A (Initial conditions precedent to Absa Guarantee)" after the words clause 4.1 (Initial conditions precedent) and "or clause 4.2A (Absa Guarantee further conditions precedent) after the words clause 4.2 (Further conditions precedent)."

4.15.      the insertion of the following new clause 5A after the existing clause 5:

"5A       DEEMED UTILISATION OF THE FACILITY : ABSA GUARANTEE

"5A.1    Issue of Absa Guarantee

5A.1.1               Subject to the provisions of this Agreement, the Borrower shall be entitled, on any Business Day during the Guarantee Availability Period (the "Guarantee Request Date"), to request, by delivering a Guarantee Request to the Lender, that the Lender executes and delivers the Absa Guarantee for a sum equal to the Maximum Guaranteed Sum, on the terms and conditions contained therein, and the Lender shall issue same to the Beneficiary:

5A.1.1.1            on the Guarantee Request Date, if the Guarantee Request is received prior to 12h00 noon Johannesburg time on the Guarantee Request Date;

5A.1.1.2            1 (one) Business Day after receipt of the Guarantee Request, if the Guarantee Request is not delivered prior to 12h00 Johannesburg time on the Guarantee Request Date.

5A.1.2               The Borrower shall not be entitled to deliver more than 1 (one) Guarantee Request and the Lender shall not be obliged to issue more than 1 (one) Absa Guarantee in terms of this Agreement.

                        5A.2     Utilisation of Absa Guarantee

5A.2.1               Any payment by the Lender in accordance with the terms of the Absa Guarantee of a sum demanded thereunder shall constitute a Loan by the Lender to the Borrower under the Facility for all purposes of this Agreement and such sum shall be considered to have been borrowed by the Borrower from the Lender with effect from the date of such payment (which date shall be deemed to be the Utilisation Date of the relevant Loan).

5A.2.2               The Borrower shall procure that the Beneficiary, returns to the Lender the original executed Absa Guarantee and/or provides the Lender with written confirmation (in form and substance acceptable to the Lender) that the Absa Guarantee has been cancelled and ceases to be of any force or effect, as soon as practicable after the Final Repayment Date."

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4.16.      the insertion of the following new clause 6A after the existing clause 6:

"6A       CASH COVER EVENTS

If:

6A.1     at any time during the Term:

6A.1.1               the provisions of clause 7.1 (Mandatory Prepayment Illegality), clause 7.2 (Mandatory Prepayment Change of Control), clause 7.3 (Mandatory Prepayment Sanctions) or clause 7.6 (Mandatory Prepayment: De-listing) become applicable; and

6A1.2                the Maximum Guaranteed Sum less the aggregate amount of all payments made to the Beneficiary under or in connection with the Absa Guarantee ("Guarantee Exposure Amount") exceeds zero following any prepayment contemplated herein; and/or

6A.2     if the Guarantee Exposure Amount of the Lender will exceed zero after the Final Repayment Date,

then, the Borrower shall, in addition to complying with the provisions of the relevant clause, notify the Lender of such event and post Cash Cover in the amount specified by the Lender in writing, and such specified amount shall not exceed the Maximum Guaranteed Sum."

4.17.      the insertion of new clause 22.20.4 and clause 22.20.5 after the existing clause 22.20.3:

"22.20.4            declare that Cash Cover in respect of the Absa Guarantee is immediately due and payable at which time it shall become immediately due and payable; and/or

22.20.5             apply all Cash Cover against any amounts due but unpaid by the Borrower to the Lender under the Finance Documents."

4.18.      the insertion of a new Part II of Schedule 3 (Requests) in the form set out in Annexure A hereof.

5.             FINANCE DOCUMENT

This Agreement shall be a Finance Document for all purposes under the Revolving Credit Facility Agreement.

6.             GUARANTOR CONFIRMATION

Each Guarantor hereby irrevocably and unconditionally:

6.1.         acknowledges the amendments made to the Revolving Credit Facility Agreement contemplated herein;

6.2.         confirms and agrees in favour of each Finance Party that each Finance Document to which it is party remains of full force and effect as at the date hereof;

6.3.         confirms that its guarantee continues in full force and effect on the terms of the Revolving Credit Facility Agreement (as amended by this Addendum); and

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6.4.         confirms that its guarantee extends to the obligations of the Borrower under, inter alia, the Finance Documents (including the Revolving Credit Facility Agreement (as amended by this Addendum)).

7.             RETENTION

Save as expressly contemplated in this Addendum, the Revolving Credit Facility Agreement shall remain unamended and, subject to its terms, of full force and effect.

8.             EXECUTION IN COUNTERPARTS

This Addendum may be executed in one or more counterparts all of which, when read together, shall comprise one and the same instrument. A facsimile and/or scanned copy of this Addendum shall comprise a valid counterpart for the purpose of this provision.

9.             WHOLE AGREEMENT

This Addendum comprises a written amendment to the Revolving Credit Facility Agreement within the contemplation of clause 33 thereof. This Addendum constitutes the whole agreement between the Parties relating to the subject matter hereof.

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Annexure A

Form of Guarantee Request

From:   The Borrower

To:       The Lender

Dated:  _________________ 2018

Dear Sirs

DRDGold Limited – Revolving Credit Facility Agreement dated ______________ 2018 (the "Agreement")

1.         We refer to the Agreement.  This is the Guarantee Request.  Terms defined in the Agreement have the same meaning in this Guarantee Request unless given a different meaning in this Guarantee Request.

2.         We hereby request the Lender to issue and deliver the Guarantee for a Maximum Guaranteed Sum of [ZAR125 000 000 (one hundred and twenty  five million Rand)].

3.         We confirm that each condition specified in clause 4.1A and clause 4.2A of the Agreement is satisfied on the date of this Guarantee Request.

4.         This Guarantee Request is a Finance Document.

5.         This Guarantee Request is irrevocable.

For and on behalf of

DRDGold Limited

___________________________

Name:

Capacity:

Who warrants his authority hereto

SIGNATURE PAGE

BORROWER

SIGNED at __________________ on this the _________ day of _____________ 2018

For and on behalf of

DRDGold Limited

___________________________

Name:

Capacity:

Who warrants his authority hereto

SIGNATURE PAGE

ORIGINAL OBLIGOR

SIGNED at __________________ on this the _________ day of _____________ 2018

For and on behalf of

Ergo Mining Proprietary Limited

___________________________

Name:

Capacity:

Who warrants his authority hereto

SIGNATURE PAGE

ADDITIONAL OBLIGOR

SIGNED at __________________ on this the _________ day of _____________ 2018

For and on behalf of

Far West Gold Recoveries Proprietary Limited

___________________________

Name:

Capacity:

Who warrants his authority hereto

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SIGNATURE PAGE

LENDER

SIGNED at __________________ on this the _________ day of _____________ 2018

For and on behalf of

Absa Bank Limited

(acting through its Corporate and Investment Banking Division)

___________________________

Name:

Capacity:

Who warrants his authority hereto

For and on behalf of

Absa Bank Limited

(acting through its Corporate and Investment Banking Division)

___________________________

Name:

Capacity:

Who warrants his authority hereto